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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 27, 2000


                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact Name of Registrant)

         Delaware                        333-56081               52-1495132
------------------------------  ------------------------   --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)


                 343 Thornall Street, Edison, NJ             08837
             ----------------------------------------      ------------
             (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  (732) 205-0600



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Item 5.  Other Events:


         On or about November 27, 2000, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2000-S1, Series 2000-S2, Series 2000-S3, Series 2000-S4, Series 2000-S5, Series 2000-S6, Series 2000-S7 and Series 2000-S8 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).   Exhibits

             Exhibits     Description
             --------     -----------

             20.1 Monthly Reports with respect to the November 27, 2000 distribution



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 7, 2000

                                        THE CHASE MANHATTAN BANK,
                                        As Paying Agent, on behalf of Chase
                                        Mortgage Finance Corp.


                                        By:  /s/ Andrew M. Cooper
                                        -----------------------------------
                                        Name:  Andrew M. Cooper
                                        Title: Trust Officer




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                                        INDEX TO EXHIBITS
                                        ----------------------------

Exhibit No.                             Description
---------------                         -----------------
20.1                                    Monthly Reports with respect to the
                                        distribution to certificateholders on
                                        November 27, 2000.